CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT
TO
LICENSE AND COLLABORATION AGREEMENT
by and between
ESPERION THERAPEUTICS, INC.
and
OTSUKA PHARMACEUTICAL CO., LTD.
November 5, 2025
THIS FIRST AMENDMENT to the LICENSE AND COLLABORATION AGREEMENT (this “Amendment”), entered into as of November 5, 2025 (the “Amendment Effective Date”), is entered into by and between Esperion Therapeutics, Inc., a Delaware corporation with offices at 3891 Ranchero Drive, Suite 150, Ann Arbor, Michigan, USA 48108 (“Esperion”), and Otsuka Pharmaceutical Co., Ltd., a corporation organized and existing under the laws of Japan with offices at 2-9, Kanda Tsukasa-machi, Chiyoda-ku, Tokyo 101-8535 Japan (“Otsuka”). Esperion and Otsuka are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
WHEREAS, Esperion and Otsuka are parties to that certain License and Collaboration Agreement, dated and effective as of April 17, 2020 (the “Collaboration Agreement”); and
WHEREAS, the Parties desire to amend the Collaboration Agreement as set forth in this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
1.Defined Terms. Except as defined herein, all capitalized terms used in this Amendment have the meaning set forth in the Collaboration Agreement.
2.Amendment to the Collaboration Agreement. The Collaboration Agreement is hereby amended as follows:

a.Section 9.6.1 (Royalty Rates) is hereby deleted in its entirety and replaced with the following:

9.6.1    Royalty Rates. Subject to the terms and conditions of this Agreement, Otsuka shall pay to Esperion, on a Licensed Product-by-Licensed Product basis, royalties on annual Net Sales by Otsuka or its Sublicensees of each Licensed Product in the Otsuka Territory during the Royalty Term for such Licensed Product, on a tiered basis as set forth below. For clarity, the Net Sales of an Authorized Generic Product will be added to the Net Sales of the corresponding non-generic Licensed Product and the total Net Sales of the

SUBJECT TO FRE 408 AND AGREEMENT NOT TO USE IN LITIGATION FOR ANY PURPOSE
Authorized Generic Product and corresponding non-generic Licensed Product will be applied for the calculation of the royalties during the Royalty Term applicable to the corresponding Licensed Product.

The following royalty rates are applicable on a Licensed Product-by-Licensed Product basis if Tier 1 NHI Price Listing Milestone Event is reached:

Portion of Aggregate Annual Net Sales of a Licensed Product in the Otsuka Territory (JPY)	Royalty (as a percentage of Aggregate Annual Net Sales)
Equal to or less than 20,000,000,000	12%
Greater than 20,000,000,000 and equal to or less than 40,000,000,000	[***]%
Greater than 40,000,000,000 and equal to or less than 60,000,000,000	[***]%
Greater than 60,000,000,000 and equal to or less than 75,000,000,000	[***]%
Greater than 75,000,000,000	[***]%

The following royalty rates are applicable on a Licensed Product-by-Licensed Product basis if Tier 2 NHI Price Listing Milestone Event is reached:

Portion of Aggregate Annual Net Sales of a Licensed Product in the Otsuka Territory (JPY)	Royalty (as a percentage of Aggregate Annual Net Sales)
Equal to or less than 20,000,000,000	[***]%
Greater than 20,000,000,000 and equal to or less than 40,000,000,000	[***]%
Greater than 40,000,000,000 and equal to or less than 60,000,000,000	[***]%
Greater than 60,000,000,000 and equal to or less than 75,000,000,000	[***]%
Greater than 75,000,000,000	[***]%

The following royalty rates are applicable on a Licensed Product-by-Licensed Product basis if Tier 3 NHI Price Listing Milestone Event is reached:

Portion of Aggregate Annual Net Sales of a Licensed Product in the Otsuka Territory (JPY)	Royalty (as a percentage of Aggregate Annual Net Sales)
Equal to or less than 20,000,000,000	[***]%
Greater than 20,000,000,000 and equal to or less than 40,000,000,000	[***]%
Greater than 40,000,000,000 and equal to or less than 60,000,000,000	[***]%

SUBJECT TO FRE 408 AND AGREEMENT NOT TO USE IN LITIGATION FOR ANY PURPOSE

Greater than 60,000,000,000 and equal to or less than 75,000,000,000	[***]%
Greater than 75,000,000,000	33%

3.No Other Changes. All other original terms and conditions of the Collaboration Agreement, except as specifically amended herein, will remain in full force and effect. To the extent there is a conflict between this Amendment and the Collaboration Agreement, the provisions of this Amendment will control.

4.Effectiveness. This Amendment will be effective as of the Amendment Effective Date.

5.Assignment. This Amendment may not be assigned, nor may any right or obligation hereunder be assigned, by either Party without the prior written consent of the other Party, except that either Party may assign this Amendment, and its rights and obligations hereunder, without the other Party’s prior written consent together with an assignment of the Collaboration Agreement in accordance with Section 14.2 (Assignment) of the Collaboration Agreement.

6.Miscellaneous. The provisions of Sections 14.3 (Governing Law), 14.4 (Jurisdiction), 14.5 (Entire Agreement; Amendments); 14.6 (Severability), 14.7 (Headings), 14.8 (Waiver of Rule of Construction), 14.9 (Interpretation), 14.10 (No Implied Waivers; Rights Cumulative), 14.15.1 (Use of Affiliates), 14.16 (Binding Effect; No Third Party Beneficiaries), and 14.17 (Counterparts) of the Collaboration Agreement are hereby incorporated into this Amendment by reference and shall apply to this Amendment, mutatis mutandis.

[Signature Page Follows]

CERTAIN CONFIDENTIAL INFORMATION, MARKED BY [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed by their respective duly authorized officers as of the Amendment Effective Date.

Esperion Therapeutics, Inc.	Otsuka Pharmaceutical Co., Ltd.

By: _/s/ Authorized Signatory	By: _/s/ Authorized Signatory
Name: [***]	Name: [***]
Title: [***]	Title: [***]

[Signature Page to First Amendment to License and Collaboration Agreement]